Exhibit 99.2
Nasdaq: MDRR medalistreit.com Financial Information Year Ended December 31, 2023 Salisbury Marketplace Salisbury, North Carolina Supplemental 2023 Exhibit 99.2

Supplemental Information | As of December 31, 2023 © 2024, All Rights Reserved 2 Click to edit Master title style 2023 Overview Key Highlights and Portfolio Data Medalist Diversified REIT (NASDAQ: MDRR) is a real estate investment trust that specializes in acquiring, owning, and managing value-add commercial real estate. As of December 31, 2023, our portfolio consists of 8 retail and flex / industrial properties in the Southeast totaling approximately 851 thousand square feet. Net Income Normalized AFFO per Share per Share $0.97 Normalized FFO per Share Key Highlights 7.7% ($2.06) $0.36 Retail SS NOI Growth (1.2%) Flex / Industrial SS NOI Growth Dispositions $0.0M Acquisitions $0.0M Adjusted EBITDA $7.3M NOI $5.4M Owned Sunbelt Properties States Portfolio Data 119 Unique Tenants 97.2% 3 4.3 yrs 8 Retail Flex / Industrial Top 10 Tenants Top 10 Tenants Portfolio Occupancy WALTR 7.1K $8.4M Average Lease SQF Annualized Portfolio Base Rent 43.3% 52.7% Exhibit 99.2

Supplemental Information | As of December 31, 2023 © 2024, All Rights Reserved 3 Click to edit Master title style Current Portfolio Composition Retail Portfolio Highlights Our tenant brands speak for themselves Our properties attract tenants that have proven to be resistant to COVID and recessionary impacts. 10% of our retail portfolio’s rent is derived from Amazon resistant experiential tenants. Ashley Furniture Home Store 2 37,233 7.0% M arshalls 1 28,000 5.3% Food Lion 1 27,008 5.1% Citi Trends 3 25,835 4.8% Altitude Trampoline Park 1 22,500 4.2% Harbor Freight Tools 2 21,195 4.0% Hobby Lobby 1 20,833 3.9% Old Navy 1 19,138 3.6% Planet Fitness 1 15,098 2.8% M onster M ini Golf 1 14,211 2.7% T o tal T o p 10 14 231,051 43.3% Top 10 Tenants T enant C o ncept N umber o f Leases R ent ($ ) % o f R ent Specialty 15 90,922 17.1% Apparel 9 84,495 15.9% Professional Services 15 62,488 11.7% Experiential 4 54,362 10.2% Home Furnishings 4 49,733 9.3% Grocery 2 38,728 7.3% Health & Fitness 5 33,742 6.3% Casual Dining 5 31,861 6.0% Electronics 5 18,655 3.5% Financial Services 7 16,522 3.1% Quick Service Restaurants 3 14,466 2.7% Sporting Goods 2 13,773 2.6% Supercenters & Clubs 1 12,362 2.3% Dollar Stores 1 7,260 1.4% Automotive Services 1 2,704 0.5% Other 5 975 0.2% T o tal 8 4 533,047 100.0% Industry Composition N umber o f Leases T enant Industry R ent ($ ) % o f R ent Average WALTR Average Rent PSF Unique Tenants Average Lease SQF 4.8 yrs $10.38 75 7.9K Exhibit 99.2

Supplemental Information | As of December 31, 2023 © 2024, All Rights Reserved 4 Click to edit Master title style Current Portfolio Composition Flex / Industrial Portfolio Highlights Retail 76% Flex 24% RENT We invest in “workforce” or “necessity” real estate because we believe it is more stable with lower turnover and less volatile economic swings. 24% of our rent is derived from non-retail “workforce” real estate in secondary and tertiary sunbelt markets. Average WALTR Average Rent PSF Unique Tenants Average Lease SQF 2.5 yrs $9.61 44 4.9K Gravitopia Carolina 1 23,788 14.1% GBRS Group 1 13,138 7.8% S&ME 1 8,833 5.2% Turning Point Greenville Church 1 8,668 5.2% Bridge Church 1 6,557 3.9% First Onsite Property Restoration 1 6,143 3.7% Walder Foundation Products 1 5,924 3.5% Make it Happen Media 1 5,775 3.4% Science Applications International Corporation (SAIC) 1 5,106 3.0% TK Elevator 1 4,823 2.9% T o tal T o p 10 10 88,754 52.7% Top 10 Tenants T enant C o ncept N umber o f Leases R ent ($ ) % o f R ent Exhibit 99.2

Supplemental Information | As of December 31, 2023 © 2024, All Rights Reserved 5 Click to edit Master title style Portfolio Diversification Focus on VA, NC, SC, AL, FL and GA Secondary and Tertiary market focus generates a more attractive return profile due to less competition from institutional investors. Sunbelt state focus provides growing markets where jobs and economic development are abundant. Ashley Plaza Retail Goldsboro, NC 164,012 98.0% Hanover Square Retail M echanicsville, VA 73,440 96.7% Franklin Square Retail Gastonia, NC 134,239 98.6% Lancer Center Retail Lancaster, SC 181,590 100.0% Salisbury Marketplace Retail Salisbury, NC 79,732 85.3% Greenbrier Business Center Flex Chesapeake, VA 89,280 95.1% Brookfield Center Flex Greenville, SC 64,880 100.0% Parkway Flex Virginia Beach, VA 64,109 100.0% T o tal 851,282 97.2% P ro perty T ype Properties Lo catio n Sq. F t. Occupancy Exhibit 99.2

Supplemental Information | As of December 31, 2023 © 2024, All Rights Reserved 6 Click to edit Master title style Consolidated Statements of Operations Twelve Months Ended December 31, 2023 2022 $ Change % Change Consolidated Statements of Operations Revenues: Retail center property revenues $ 7,768,174 $ 7,053,682 $ 714,492 10.1% Flex center property revenues 2,504,652 2,529,994 (25,342) (1.0%) Hotel property room revenues - 1,494,836 (1,494,836) (100.0%) Hotel property other revenues - 12,813 (12,813) (100.0%) Total Revenue 10,272,826 11,091,325 (818,499) (7.4%) Operating Expenses: Retail center property operating expenses 1,913,699 1,912,110 1,589 0.1% Flex center property operating expenses 686,818 684,843 1,975 0.3% Hotel property operating expenses - 1,335,801 (1,335,801) (100.0%) Bad debt expense 63,282 46,932 16,350 34.8% Share based compensation expenses - 483,100 (483,100) (100.0%) Legal, accounting and other professional fees 1,390,941 1,627,881 (236,940) (14.6%) Corporate general and administrative expenses 484,345 457,653 26,692 5.8% Management restructuring expenses 2,066,521 - 2,066,521 – % Loss on impairment 90,221 36,670 53,551 146.0% Impairment of assets held for sale - 175,671 (175,671) (100.0%) Other expense - 227,164 (227,164) (100.0%) Depreciation and amortization 4,574,163 4,706,823 (132,660) (2.8%) Total Operating Expenses 11,269,990 11,694,648 (424,658) (3.6%) Loss on disposal of investment properties - (421,096) 421,096 (100.0%) Loss on extinguishment of debt - (389,207) 389,207 (100.0%) Operating (loss) income (997,164) (1,413,626) 416,462 (29.5%) Interest expense 3,540,900 3,555,088 (14,188) (0.4%) Net Loss from Operations (4,538,064) (4,968,714) 430,650 (8.7%) Other income 49,274 236,500 (187,226) (79.2%) Other Expense (84,564) Net Loss (4,573,354) (4,732,214) 158,860 (3.4%) Less: Net loss attributable to Hanover Square Property noncontrolling interests 7,714 38,023 (30,309) (79.7%) Less: Net loss attributable to Parkway Property noncontrolling interests (8,482) 19,076 (27,558) (144.5%) Less: Net (loss) income attributable to Operating Partnership noncontrolling interests (1,307) (20,072) 18,765 (93.5%) Net Loss Attributable to Medalist Common Shareholders $ (4,571,279) $ (4,769,241) $ 197,962 (4.2%) Loss per common share - basic and diluted $ (2.06) $ (2.23) $ 0.17 (7.6%) Weighted-average number of shares - basic and diluted 2,219,149 2,140,327 78,822 3.7% Dividends paid per common share $ 0.16 $ 0.56 $ (0.40) (71.4%) Exhibit 99.2

Supplemental Information | As of December 31, 2023 © 2024, All Rights Reserved 7 Click to edit Master title style Funds From Operations and Adjusted Funds From Operations Twelve Months Ended December 31, 2023 2022 $ Change % Change Funds From Operations and Normalized Funds From Operations Net income (loss) $ (4,573,354) $ (4,732,214) $ 158,860 (3.4%) Depreciation of tangible real property assets 2,695,058 2,561,843 133,215 5.2% Depreciation of tenant improvements 836,096 718,704 117,392 16.3% Amortization of leasing commissions 152,661 100,702 51,959 51.6% Amortization of intangible assets 890,348 1,325,574 (435,226) (32.8%) Loss (gain) on sale of investment properties - 421,096 (421,096) (100.0%) Loss on impairment 90,221 36,670 53,551 146.0% Impairment of assets held for sale - 175,671 (175,671) (100.0%) Loss on extinguishment of debt - 389,207 (389,207) (100.0%) Funds From Operations (FFO) Attributable to Medalist Common Shareholders $ 91,030 $ 997,253 $ (906,223) (90.9%) Adjustment for Management restructuring expenses 2,066,521 - 2,066,521 – % Normalized Funds From Operations (FFO) Attributable to Medalist Common Shareholders $ 2,157,551 $ 997,253 $ 1,160,298 116.3% FFO per common share - basic and diluted $ 0.04 $ 0.47 $ (0.42) (91.2%) Normalized FFO per common share - basic and diluted $ 0.97 $ 0.47 $ 0.51 108.7% Weighted-average number of shares - basic and diluted 2,219,149 2,140,327 78,822 3.7% Twelve Months Ended December 31, 2023 2022 $ Change % Change Adjusted Funds From Operations and Normalized Adjusted Funds From Operations Funds From Operations (FFO) $ 91,030 $ 997,253 $ (906,223) (90.9%) Amortization of above market leases 93,696 188,903 (95,207) (50.4%) Amortization of below market leases (368,803) (415,624) 46,821 (11.3%) Straight line rent (100,010) (149,831) 49,821 (33.3%) Capital expenditures (1,483,117) (1,019,304) (463,813) 45.5% Decrease (Increase) in fair value of interest rate cap 84,564 (220,881) 305,445 (138.3%) Amortization of loan issuance costs 106,882 107,595 (713) (0.7%) Amortization of preferred stock discount and offering costs 243,054 222,881 20,173 9.1% # Share-based compensation - 483,100 (483,100) (100.0%) Bad debt expense 63,282 46,932 16,350 34.8% Adjusted Funds From Operations (AFFO) Attributable to Medalist Common Shareholders $ (1,269,422) $ 241,024 $ (1,510,446) (626.7%) - Adjustment for Management restructuring expenses 2,066,521 - 2,066,521 – % Normalized Adjusted Funds From Operations (AFFO) Attributable to Medalist Common Shareholders $ 797,099 $ 241,024 $ 556,075 230.7% AFFO per common share - basic and diluted $ (0.57) $ 0.11 $ (0.68) (608.0%) Normalized AFFO per common share - basic and diluted $ 0.36 $ 0.11 $ 0.25 219.0% Weighted-average number of shares - basic and diluted 2,219,149 2,140,327 78,822 3.7% Exhibit 99.2

Supplemental Information | As of December 31, 2023 © 2024, All Rights Reserved 8 Click to edit Master title style EBITDA and Net Operating Income Twelve Months Ended December 31, 2023 2022 $ Change % Change EBITDA and Adjusted EBITDA Net income (loss) $ (4,573,354) $ (4,732,214) $ 158,860 (3.4%) Plus: Preferred dividends, including amortization of capitalized issuance costs 643,054 622,881 20,173 3.2% Plus: Interest expense, including amortization of capitalized loan issuance costs 2,897,846 2,932,207 (34,361) (1.2%) Plus: Depreciation expense 3,683,815 3,381,249 302,566 8.9% Plus: Amortization of intangible assets 890,348 1,325,574 (435,226) (32.8%) Less: Net amortization of above and below market leases (275,107) (226,721) (48,386) 21.3% Less: Realized loss (gain) on disposal of investment properties - 421,096 (421,096) (100.0%) Plus: Loss on impairment 90,221 36,670 53,551 146.0% Plus: Impairment of assets held for sale - 175,671 (175,671) (100.0%) Plus: Loss on extinguishment of debt - 389,207 (389,207) (100.0%) EBITDA $ 3,356,823 $ 4,325,620 $ (968,797) (22.4%) Adjustment for Management restructuring expenses 2,066,521 - 2,066,521 – % Adjusted EBITDA $ 5,423,344 $ 4,325,620 $ 1,097,724 25.4% Twelve Months Ended December 31, 2023 2022 $ Change % Change Net Operating Income (NOI) Net income (loss) $ (4,573,354) $ (4,732,214) $ 158,860 (3.4%) Plus: Preferred dividends, including amortization of capitalized issuance costs 643,054 622,881 20,173 3.2% Plus: Legal, accounting and other professional fees 1,390,941 1,627,881 (236,940) (14.6%) Plus: Corporate general and administrative expenses 484,345 457,653 26,692 5.8% Plus: Depreciation expense 3,683,815 3,381,249 302,566 8.9% Plus: Amortization of intangible assets 890,348 1,325,574 (435,226) (32.8%) Less: Net amortization of above and below market leases (275,107) (226,721) (48,386) 21.3% Plus: Interest expense, including amortization of capitalized loan issuance costs 2,897,846 2,932,207 (34,361) (1.2%) Plus: Share based compensation expense - 483,100 (483,100) (100.0%) Plus: Loss on impairment 90,221 36,670 53,551 146.0% Plus: Impairment of assets held for sale - 175,671 (175,671) (100.0%) Plus: Loss on extinguishment of debt - 389,207 (389,207) (100.0%) Less: Other income 35,290 (236,500) 271,790 (114.9%) Plus: Other expense - 227,164 (227,164) (100.0%) Plus: Management restructuring expense 2,066,521 - 2,066,521 – % Less: Realized gain on disposal of investment properties - 421,096 (421,096) (100.0%) Net Operating Income (NOI) $ 7,333,920 $ 6,884,918 $ 449,002 6.5% Exhibit 99.2

Supplemental Information | As of December 31, 2023 © 2024, All Rights Reserved 9 Click to edit Master title style Non-GAAP Definitions and Explanations Investors and analysts following the real estate industry utilize certain financial measures as supplemental performance measures, including net operating income ("NOI"), Same Property NOI, earnings before interest, taxes, depreciation and amortization ("EBITDA"), Funds from operations (“FFO”) and Adjusted FFO (“AFFO”). While we believe net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), is the most appropriate measure, we consider NOI, Same Property NOI, EBITDA, and FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. NOI provides a measure of rental operations, and does not include depreciation and amortization, interest expense and non-property specific expenses such as corporate-wide interest expense and general and administrative expenses. As used herein, we calculate the following non-U.S. GAAP measures as follows: NOI from property operations is calculated as net loss, as defined by U.S. GAAP, plus preferred dividends, legal, accounting and other professional fees, corporate general and administrative expenses, depreciation, amortization of intangible assets and liabilities, net amortization of above and below market leases, interest expense, including amortization of financing costs, share based compensation expense, loss on impairment, impairment of assets held for sale, loss (gain) on disposition of investment properties, loss on extinguishment of debt, other income and other expenses. The components of NOI consist of recurring rental and reimbursement revenue, less real estate taxes and operating expenses, such as insurance, utilities, and repairs and maintenance. SS NOI Growth is calculated as the change in NOI of all properties owned during the entire periods presented with the exclusion of any properties acquired or sold during the periods presented. EBITDA is net income, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, net amortization of acquired above and below market lease revenue, loss on impairment, impairment of assets held for sale, loss (gain) on disposition of investment properties, and loss on extinguishment of debt. Exhibit 99.2

Supplemental Information | As of December 31, 2023 © 2024, All Rights Reserved 10 Click to edit Master title style Non-GAAP Definitions and Explanations (continued) NOI, Same Property NOI, and EBITDA, do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt, capital expenditures and payment of dividends and distributions. NOI, Same Property NOI, and EBITDA should not be considered as substitutes for net income applicable to common stockholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Property NOI, and Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs. FFO and AFFO, non-GAAP measures, are an alternative measure of operating performance, specifically as it relates to results of operations and liquidity. FFO is computed in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in its March 1995 White Paper (as amended in November 1999, April 2002 and December 2018). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and losses on extinguishment of debt, plus real estate related depreciation and amortization (excluding amortization of loan origination costs and above and below market leases). In addition to FFO, AFFO, excludes non-cash items such as amortization of loans and above and below market leases, unbilled rent arising from applying straight line rent revenue recognition and share-based compensation expenses. Additionally, the impact of capital expenditures, including tenant improvement and leasing commissions, net of reimbursements of such expenditures by property escrow funds, is included in the calculation of AFFO. We compute Normalized and Adjusted Earnings Metrics by adjusting the metric to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items is common within the equity REIT industry, and management believes that presentation of Normalized and Adjusted Earnings Metrics provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Normalized and Adjusted Earnings Metrics are used by management in evaluating the performance of our core business operations. Items included in calculating earnings metrics that may be excluded in calculating Normalized and Adjusted Earnings Metrics include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. The Company has recorded the termination fee and other expenses associated with the Special Committee’s exploration of strategic alternatives as management restructuring expenses on its consolidated statement of operations in accordance with ASC 420-10-S99. Specifically, for the year ended December 31, 2023, the Company recorded $2,066,521 in management restructuring expenses, which included the $1,250,000 termination fee, legal expenses of $544,077, lender fees of $262,007 related to the guaranty substitution, and $10,437 of other expenses. Exhibit 99.2

Supplemental Information | As of December 31, 2023 © 2024, All Rights Reserved 11 Click to edit Master title style Forward-Looking Statements and Risk Factors The information in this presentation should be read in conjunction with the accompanying earnings press release, as well as the Company's Annual Report on Form 10-K and other information filed with the Securities and Exchange Commission. This presentation is not incorporated into such filings. This document is not an offer to sell or a solicitation to buy securities of Medalist Diversified REIT, Inc. Any offer or solicitation shall be made only by means of a prospectus approved for that purpose. Forward-Looking and Cautionary Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act, as amended, Section 21E of the Exchange Act, as amended, the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words and phrases such as “preliminary,” “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” “approximately,” “anticipate,” “may,” “should,” “seek,” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate to historical matters but are meant to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. These forward-looking statements are subject to known and unknown risks and uncertainties that you should not rely on as predictions of future events. Forward-looking statements depend on assumptions, data and/or methods which may be incorrect or imprecise, and Medalist may not be able to realize them. Medalist does not guarantee that the events described will happen as described (or that they will happen at all). The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: industry and global and local economic conditions; volatility and uncertainty in the financial markets, including potential fluctuations in the Consumer Price Index; Medalist's success in implementing its business strategy and its ability to identify, underwrite, finance, consummate, integrate and manage diversified acquisitions or investments; the financial performance of Medalist's retail tenants and the demand for retail space; decreased rental rates or increasing vacancy rates; Medalist's ability to diversify its tenant base; the nature and extent of future competition; increases in Medalist's costs of borrowing as a result of changes in interest rates and other factors; Medalist's ability to access debt and equity capital markets; Medalist's ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; Medalist's ability and willingness to renew its leases upon expiration and to reposition its properties on the same or better terms upon expiration in the event such properties are not renewed by tenants or Medalist exercises its rights to replace existing tenants upon default; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect Medalist or its major tenants; potential losses that may not be covered by insurance; information security and data privacy breaches; Medalist's ability to manage its expanded operations; Medalist's ability and willingness to maintain its qualification as a REIT under the Internal Revenue Code of 1986, as amended; the impact on Medalist's business and those of its tenants from epidemics, pandemics or other outbreaks of illness, disease or virus; and other risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters discussed in Medalist’s most recent filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements which are based on information that was available, and speak only, as of the date on which they were made. While forward looking statements reflect Medalist's good faith beliefs, they are not guarantees of future performance. Medalist expressly disclaims any responsibility to update or revise forward-looking statements whether as a result of new information, future events or otherwise, except as required by law. Exhibit 99.2

Supplemental Information | As of December 31, 2023 © 2024, All Rights Reserved 12 Click to edit Master title style Forward-Looking Statements and Risk Factors (continued) Notice Regarding Non-GAAP Financial Measures In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are at the end of this supplement if the reconciliation is not presented on the page in which the measure is published. Exhibit 99.2